------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): July 1, 1998


     CWABS, INC. (as depositor under the Pooling and Servicing
     Agreement, dated as of July 1, 1998, providing for the issuance of the CWABS, INC., Residential Asset Securitization Trust 1998-A9 Mortgage Pass-Through Certificates, Series 1998-I).

                                 CWABS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                       333-37539                95-4449514
-----------------------------          -----------           ----------------

(State or Other Jurisdiction          (Commission             I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)

   4500 Park Granada
  Calabasas, California                                           91302
  (Address of Principal                                         (Zip Code)
   Executive Offices)

   Registrant's telephone number, including area code (818) 225-3240
-------------------------------------------------------------------------------

Item 5.   Other Events.

     On July 1, 1998, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac, Inc.("IndyMac"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 1998-I (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Not applicable.

     Not applicable.

     Exhibits:

       99.1. Pooling and Servicing Agreement, dated as of July 1, 1998, by and among the Company, IndyMac and the Trustee.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWAMBS, INC.



                                   By: /s/ David Walker
                                       --------------------
                                       David Walker
                                       Vice President



Dated:    March 19, 1999

                                 Exhibit Index
                                 -------------


Exhibit                                                                    Page

         99.1. Pooling and  Servicing
               Agreement, dated as of July
               1, 1998, by and among, the
               Company, IndyMac and the
               Trustee                                                       5